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                                                                                                                       EXHIBIT 10(e)
                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                    Home Office: Houston, Texas

                                    VARIABLE UNIVERSAL LIFE INSURANCE SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
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                                                  PART 1.  APPLICANT INFORMATION
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Supplement to the application on the life of       John Doe                                   dated        10/1/99
                                            ________________________________________________        _____________________________.
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                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                            PREMIUM    DEDUCTION                                               PREMIUM     DEDUCTION
DIVISIONS                                 ALLOCATION  ALLOCATION  DIVISIONS                                   ALLOCATION  ALLOCATION
----------------------------------------------------------------  ------------------------------------------------------------------
[AIM Variable Insurance Funds, Inc.                               One Group(R) Investment Trust
 AIM V.I. Capital Appreciation (59)            100%        100%    One Group Investment Trust Diversified Equity (68) ___%    ___%
 AIM V.I. Government Securities (60)           ___%        ___%    One Group Investment Trust Equity Index (69)       ___%    ___%
 AIM V.I. High Yield (61)                      ___%        ___%    One Group Investment Trust Government Bond (70)    ___%    ___%
 AIM V.I. International Equity (62)            ___%        ___%    One Group Investment Trust Large Cap Growth (71)   ___%
American General Series Portfolio Company                          One Group Investment Trust Mid Cap Growth (72)     ___%    ___%
 Money Market (63)                             ___%        ___%   Putnam Variable Trust
Kemper Variable Series                                             Putnam VT Vista (73)                               ___%    ___%
 Kemper International (64)                     ___%        ___%   Franklin Templeton Variable Insurance Products Trust
 Kemper Small Cap Value (65)                   ___%        ___%    Franklin Small Cap (74)                            ___%    ___%
MFS(R) Variable Insurance Trust                                   Templeton Variable Products Series Fund
 MFS Growth With Income (66)                   ___%        ___%    Templeton Developing Markets (75)                  ___%    ___%
Oppenheimer Variable Account Funds                                Van Kampen Life Investment Trust
 Oppenheimer High Income (67)                  ___%        ___%    Emerging Growth (76)                               ___%    ___%
                                                                  OTHER: ________________________________             ___%    ___%]
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                                                  PART 3.  DOLLAR COST AVERAGING
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Dollar Cost Averaging: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money
Market Division (63)] and transferred to one or more of the investment options below. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

Day of the month for transfers: __________________________ (Choose a day of the month between 1-28.)
Frequency of transfers:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
Transfer $__________________ ($100 MINIMUM, WHOLE DOLLARS ONLY) from the [Money Market (63)] to the following division(s):
[AIM V.I. Capital Appreciation (59)                 $______  One Group Investment Trust Equity Index (69)             $______
 AIM V.I. Government Securities (60)                $______  One Group Investment Trust Government Bond (70)          $______
 AIM V.I. High Yield (61)                           $______  One Group Investment Trust Large Cap Growth (71)         $______
 AIM V.I. International Equity (62)                 $______  One Group Investment Trust Mid Cap Growth (72)           $______
 Kemper International (64)                          $______  Putnam VT Vista (73)                                     $______
 Kemper Small Cap Value (65)                        $______  Franklin Small Cap (74)                                  $______
 MFS Growth With Income (66)                        $______  Templeton Developing Markets (75)                        $______
 Oppenheimer High Income (67)                       $______  Emerging Growth (76)                                     $______
 One Group Investment Trust Diversified Equity (68) $______  Other: ________________________________                  $______ ]
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                                                  PART 4.  AUTOMATIC REBALANCING
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Automatic Rebalancing: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

Frequency:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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AGLC 0087                                                   PAGE 1 of 2
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                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                    Home Office: Houston, Texas
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                                                  PART 5. TELEPHONE AUTHORIZATION
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I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and to change allocations for future purchase payments and monthly deductions given by:
(Initial appropriate box below.)

[    ] Policy Owner(s) only -- if Joint Owners, either of us acting independently.
[    ] Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL and its home office.

[    ] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.
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                                                PART 6. MODIFIED ENDOWMENT CONTRACT
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If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the United States
Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I
request any excess premium that could cause such status to be refunded.                                               [_] YES [_] NO
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                                      PART 7.  SUITABILITY (All questions must be answered.)
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                                                                                                                      YES      NO
                                                                                                                      ---      --
1.  Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                         [ ]     [_]
    (If "yes," please furnish the Prospectus dates.)
            Variable Universal Life Insurance Policy Prospectus:      _______________
            Supplements (if any):                                     _______________

2.  Do you understand that under the Policy applied for:

         a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
            INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                            [_]     [_]

         b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
            ACCOUNT AND CERTAIN EXPENSE DEDUCTIONS?                                                                   [_]     [_]

         c. The Policy is designed to provide life insurance coverage and to allow for the accumulation of
            values in the Separate Account?                                                                           [_]     [_]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
    financial needs?                                                                                                  [_]     [_]

Signed at:       Any Town                                                   USA              Date:    10/1/99
           ______________________________________________________________________                   _______________________________
           CITY                                                             STATE

  X         John Doe                                                  X
    __________________________________________________________          ____________________________________________________________
    SIGNATURE OF PRIMARY PROPOSED INSURED                               SIGNATURE OF REGISTERED REPRESENTATIVE

  X__________________________________________________________        X____________________________________________________________
   SIGNATURE OF OWNER (if different from Proposed Insured)            PRINT NAME OF BROKER/DEALER

  X__________________________________________________________
   SIGNATURE OF JOINT OWNER (if applicable)
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AGLC 0087                                                   PAGE 2 of 2
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